Consolidated Statements Of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Statement of Comprehensive Income [Abstract]
NET INCOME	$ 64,398	$ 98,070	$ 74,955
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX EFFECT OF NIL
Change in net foreign currency translation adjustments	(1,265)	(2,148)	3,390
Change in deferred pension gain (loss)	(15)		285
OTHER COMPREHENSIVE INCOME (LOSS)	(1,280)	(2,148)	3,675
TOTAL COMPREHENSIVE INCOME	$ 63,118	$ 95,922	$ 78,630